LMCG Global Market Neutral Fund
LMCG Global Market Neutral Fund
Fees and Expenses
This table describes the expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses LMCG Global Market Neutral Fund		Investor Shares	Institutional Shares
Management Fees		1.00%	1.00%
Distribution and/or Service (12b-1) Fees		0.25%	none
Other Expenses	[1]	7.73%	7.73%
Dividend and Interest Expenses on Short Sales	[2]	1.34%	1.34%
Total Annual Fund Operating Expenses		8.98%	8.73%
Fee Waiver and/or Expense Reimbursement	[3]	(5.79%)	(5.79%)
Net Annual Fund Operating Expenses		3.19%	2.94%
[1]	"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.
[2]	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective.
[3]	LMCG Investments, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively, through at least July 31, 2015 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.